================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 24, 2006

                             KENSEY NASH CORPORATION
             (Exact name of registrant as specified in its charter)

           Delaware                    0-27120                  36-3316412
 (State or other jurisdiction        (Commission              (IRS Employer
of incorporation or organization)    File Number)          Identification No.)

                735 Pennsylvania Drive, Exton, Pennsylvania 19341
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (484) 713-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        The information in this Form 8-K (including the exhibit hereto) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

        On April 24, 2006, we announced our results of operations and financial position as of and for the three and nine month periods ended March 31, 2006. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (d) Exhibits

         99.1 Press Release of Kensey Nash Corporation dated April 24, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           KENSEY NASH CORPORATION


                                           By: /s/ Wendy F. DiCicco
                                               ---------------------------------
                                               Wendy F. DiCicco, CPA
                                               Chief Financial Officer

Dated: April 24, 2006

                                        3